                                                                     Exhibit 2.5

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                     SECURITY CAPITAL PACIFIC INCORPORATED
                            (a Delaware corporation)

                                      AND

                        SCG REALTY SERVICES INCORPORATED
                             (a Texas corporation)

                                 WITH AND INTO

                SECURITY CAPITAL PACIFIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)


                       DATED AS OF [        ] [  ], 1997



     THIS AGREEMENT AND PLAN OF MERGER is made by and between Security Capital Pacific Incorporated, a Delaware corporation ("SCPI"), SCG Realty Services Incorporated, a Texas corporation ("SCGRSI", and together with SCPI, the "Merging Corporations"), and Security Capital Pacific Management Incorporated, a Delaware corporation (the "Surviving Corporation").

     WHEREAS, each of the Merging Corporations and the Surviving Corporation desires that the Merging Corporations be merged pursuant to Sections 251 and 252 of the Delaware General Corporation Law ("DGCL") and Article 5.03 of the Texas Business Corporation Act (the "TBCA") with and into the Surviving Corporation, which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Incorporated" (the "Mergers"); and

     WHEREAS, the shareholders of each of the Merging Corporations and the Surviving Corporation have approved the entering into and the execution of this Agreement and Plan of Merger.

     NOW THEREFORE:

     1. Effective Time. As used in this Agreement and Plan of Merger, the term "Effective Time" shall mean (a) with respect to the Merger of SCPI with and into the Surviving Corporation, the date and time of the filing with the office of the Secretary of State of the State of Delaware of the certificate of merger with respect to the Mergers (a form of which is attached hereto as Exhibit A) and (b) with respect to the Merger of SCGRSI with and into the Surviving Corporation, the later of (i) the date and time of the filing with the office of the Secretary of State of the State of Delaware of the certificate of merger with respect to the Mergers (a form of which is attached hereto as Exhibit A) and (ii) the date and time of the issuance of the certificate of merger by the Secretary of State of the State of Texas in response to the filing with the Office of the Secretary of State of the State of Texas of the articles of merger with respect to the Mergers (a form of which is attached hereto as Exhibit B).

     2. The Mergers. At the Effective Time, each of the Merging Corporations shall be merged with and into the Surviving Corporation, which shall continue to be governed by the laws of the State of Delaware and which shall continue its existence under the name "SCG Realty Services Incorporated," and the separate legal existence of each of the Merging Corporations shall thereupon cease.

     3.  Certificate of Incorporation and Bylaws.  At the Effective Time,
Article 1 of the certificate of incorporation of the Surviving Corporation, as in full force and effect immediately prior to the Effective Time and as attached hereto as Exhibit C (the "Charter"), shall be amended to read in its entirety as follows and such Charter, as so amended, shall become the Charter of the Surviving Corporation:

     "1.  The name of the Corporation is SCG Realty Services Incorporated."

     The Bylaws of the Surviving Corporation, as in full force and effect immediately prior to the Effective Time (the "Bylaws"), shall continue to be the bylaws of the Surviving Corporation and thereafter may be amended as provided in the Charter or Bylaws or by law. This Agreement and Plan of Merger shall effect no other amendments or changes whatsoever to the Charter and the Bylaws.

     4. Terms and Conditions of the Mergers. At the Effective Time, each issued share of common stock of SCPI shall automatically and without further action by any of the parties hereto be converted into _____________ [based on $67,942,561] common shares of beneficial interest, par value $1.00 per share ("PTR Common Shares"), of Security Capital Pacific Trust, a Maryland real estate investment trust. At the Effective Time, each issued share of common stock of SCGRSI shall automatically and without further action by any of the parties hereto be converted into _____________ [based on $7,895,896] PTR Common Shares. At the Effective Time, each right, option or warrant to acquire a share of common stock of either of the Merging Corporations shall automatically be canceled. At the Effective

                                     I-A-2

Time, each issued share of common stock of the Surviving Corporation outstanding immediately prior to the Effective Time shall automatically and without further action by any of the parties remain an issued and outstanding share of common stock of the Surviving Corporation.

     5. Effect of the Mergers. At the Effective Time, the separate existence of each of the Merging Corporations shall cease in accordance with the provisions of the DGCL and the TBCA. From and after the Effective Time, except as may be limited by applicable law, the Surviving Corporation shall succeed to all of the leases, licenses, property, rights, privileges and powers of whatever nature and description and shall be subject to all of the debts, liabilities and obligations of each of the Merging Corporations without further action by any of the parties hereto, and will continue to be governed by the laws of the State of Delaware, including the DGCL.

     6. Further Assurances and Authorization. Each of the Merging Corporations and the Surviving Corporation shall execute and deliver such further instruments and do or cause to be done such further acts as may be necessary to effectuate and confirm the Mergers. The Board of Directors and the officers of each of the Merging Corporations and the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger.

     7. Counterparts. This Agreement and Plan of Merger may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement and Plan of Merger.

                                     I-A-3

     IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.

                              SECURITY CAPITAL PACIFIC
                              INCORPORATED

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________


                              SCG REALTY SERVICES INCORPORATED

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________



                              SECURITY CAPITAL PACIFIC
                              MANAGEMENT INCORPORATED

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________

                            CERTIFICATE OF SECRETARY
                                       OF
                     SECURITY CAPITAL PACIFIC INCORPORATED
                            (a Delaware corporation)


     The undersigned, being the Secretary of Security Capital Pacific Incorporated, a Delaware corporation ("SCPI"), does hereby certify that the Agreement and Plan of Merger among SCPI, SCG Realty Services Incorporated, a Texas corporation, and Security Capital Pacific Management Incorporated, a Delaware corporation, has been adopted by the holder of all of the outstanding stock of SCPI entitled to vote thereon.

Dated: [         ] [  ], 1997

                                        By:____________________________________
                                        Name:__________________________________
                                        Title: Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
                        SCG REALTY SERVICES INCORPORATED
                             (a Texas corporation)


     The undersigned, being the Secretary of SCG Realty Services Incorporated, a Texas corporation (the "SCGRSI"), does hereby certify that the Agreement and Plan of Merger among SCGRSI, Security Capital Pacific Incorporated, a Delaware corporation, and Security Capital Pacific Management Incorporated, a Delaware corporation, has been adopted by the holder of all of the outstanding stock of SCGRSI entitled to vote thereon.

Dated: [         ] [  ], 1997

                                        By:____________________________________
                                        Name:__________________________________
                                        Title: Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
                SECURITY CAPITAL PACIFIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)

     The undersigned, being the Secretary of Security Capital Pacific Management Incorporated, a Delaware corporation (the "Surviving Corporation"), does hereby certify that the holder of all of the outstanding stock of the Surviving Corporation entitled to vote thereon (i) has adopted the Agreement and Plan of Merger among the Surviving Corporation, Security Capital Pacific Incorporated, a Delaware corporation, and SCG Realty Services Incorporated, a Texas corporation and (ii) has approved the amendment to Article 1 of the certificate of incorporation of the Surviving Corporation.

Dated: [         ] [  ], 1997

                                        By:____________________________________
                                        Name:__________________________________
                                        Title: Secretary

                   EXHIBIT A TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------


                         FORM OF CERTIFICATE OF MERGER
                         -----------------------------

                             CERTIFICATE OF MERGER

                                    MERGING

                     SECURITY CAPITAL PACIFIC INCORPORATED
                    (a corporation of the State of Delaware)

                                      AND

                        SCG REALTY SERVICES INCORPORATED
                     (a corporation of the State of Texas)

                                 WITH AND INTO

                SECURITY CAPITAL PACIFIC MANAGEMENT INCORPORATED
                    (a corporation of the State of Delaware)

                                * * * * * * * *

                        Pursuant to Sections 251 and 252
                           of the General Corporation
                          Law of the State of Delaware

     This Certificate of Merger is being filed by the undersigned in the Office of the Secretary of State of the State of Delaware (the "Secretary of State") in accordance with the provisions of Sections 251 and 252 of the Delaware General Corporation Law (the "DGCL") in order to merge Security Capital Pacific Incorporated, a Delaware corporation ("SCPI"), and SCG Realty Services Incorporated, a Texas corporation ("SCGRSI", and together with SCPI, the "Merging Corporations"), with and into Security Capital Pacific Management Incorporated, a Delaware corporation (the "Surviving Corporation"), which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Incorporated" (the "Mergers").

     FIRST: The name and state of incorporation of each of the constituent corporations to the Mergers are as follows:

                    NAME                       STATE OF INCORPORATION
                    ----                       ----------------------

     Security Capital Pacific Incorporated            Delaware
     SCG Realty Services Incorporated                 Texas
     Security Capital Pacific Management
       Incorporated                                   Delaware

     SECOND: An agreement and plan of merger (the "Agreement and Plan of Merger") between the parties to the Mergers has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Sections 251 and 252 of the DGCL.

     THIRD: The name of the surviving corporation of the Mergers is Security Capital Pacific Management Incorporated.

     FOURTH: Article 1 of the certificate of incorporation of the Surviving Corporation, as in full force and effect immediately prior to the Mergers (the "Charter"), shall be amended to read in its entirety as follows and such Charter, as so amended, shall become the Charter of the Surviving Corporation:

     "1.  The name of the Corporation is SCG Realty Services Incorporated."

     FIFTH: The executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation, the address of which office is 7777 Market Center Avenue, El Paso, Texas 79912.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Merging Corporations or the Surviving Corporation.

     SEVENTH: The authorized capital stock of the foreign corporation which is a party to the Mergers is as follows:

                                                    Par Value
            Corporation          Number of Shares   Per Share
            -----------          ----------------   ---------

       SCG Realty Services Inc.       100,000         $1.00

                                     I-A-9

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on this
___ day of [        ], 1997.


                                    SECURITY CAPITAL PACIFIC
                                    MANAGEMENT INCORPORATED



                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                   EXHIBIT B TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------

                           FORM OF ARTICLES OF MERGER
                           --------------------------


                               ARTICLES OF MERGER

                                    MERGING

                        SCG REALTY SERVICES INCORPORATED
                             (a Texas corporation)

                                 WITH AND INTO

                SECURITY CAPITAL PACIFIC MANAGEMENT INCORPORATED
                            (a Delaware corporation)

                       DATED AS OF [        ] [  ], 1997

                                * * * * * * * *

                            Pursuant to Article 5.04
                                     of the
                         Texas Business Corporation Act


     These Articles of Merger are being filed by the undersigned in the Office of the Secretary of State of the State of Texas (the "Secretary of State") in accordance with the provisions of Article 5.04 of the Texas Business Corporation Act (the "TBCA") in order to merge SCG Realty Services Incorporated, a Texas corporation the ("Merging Corporation"), with and into Security Capital Pacific Management Incorporated, a Delaware corporation (the "Surviving Corporation"), which shall be the surviving corporation and which shall continue its existence under the name "SCG Realty Services Incorporated" (the "Merger").

     FIRST: The name and state of incorporation of each of the constituent corporations to the Merger are as follows:

      NAME                                  STATE OF INCORPORATION
      ----                                  ----------------------

     SCG Realty Services Incorporated               Texas
     Security Capital Pacific Management
       Incorporated                                 Delaware

                                    I-A-11

     SECOND: The number of shares outstanding of the Merging Corporation and the Surviving Corporation are as follows:

                                          Number of        Par Value
     Corporation                           Shares          Per Share
     -----------                          ---------        ---------

     SCG Realty Services
     Incorporated                           1,000            $1.00

     Security Capital Pacific Management
       Incorporated                         1,000            $0.01

     THIRD: The number of shares of the Merging Corporation and the Surviving Corporation voted for and against the Agreement and Plan of Merger, respectively, are as follows:


                                        Number of Shares      Number of Shares
     Corporation                           Voting For          Voting Against
     -----------                        ----------------      ----------------

     SCG Realty Services
     Incorporated                            1,000                    0

     Security Capital Pacific Management
       Incorporated                          1,000                    0

     FOURTH: The approval by the Merging Corporation of the agreement and plan of merger among the parties to the Merger, as attached hereto as Exhibit A (the "Agreement and Plan of Merger"), was duly authorized by all action required by the laws of the State of Texas, its state of incorporation, and by its constituent documents. The approval by Security Capital Pacific Management Incorporated of the Agreement and Plan of Merger was duly authorized by all action required by the laws of the State of Delaware, its state of incorporation, and by its constituent documents.

                                    I-A-12

     IN WITNESS WHEREOF, the undersigned have executed these Articles on this
___ day of     [        ], 1997.



                              SCG REALTY SERVICES INCORPORATED


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


                              SECURITY CAPITAL PACIFIC MANAGEMENT
                              INCORPORATED


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________